PERSONAL GUARANTY

1. Identification.

This Guaranty (the "Guaranty"), dated as of November 16, 2007, is entered into by Ofer Arbib (“Guarantor”), for the benefit of Jonathan Ilan Ofir (“Ofir").

2. Recitals.

2.1 Guarantor is the principal and a shareholder of TSSS, Inc., a Delaware corporation (the “Company”).

2.2 The Company owes Ofir $846,830.89 pursuant to the Promissory Note dated the date hereof (the “Note”).

2.3 In consideration for the Note made by the Company, as security for the performance by the Company of its obligations under the Note and as security for the repayment of the loan provided for therein and all other sums due from the Company to Ofir arising under the Note, the Assignment and Indemnification Agreement dated the date hereof between the Company and Ofir, the Purchase Agreement dated the date hereof among the Company, Ofir and Jonathan Rigbi and any other agreement between or among them relating to the foregoing (collectively, the "Obligations"), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Guaranty.

3. Guaranty.

3.1 Guaranty. Guarantor hereby unconditionally and irrevocably guarantees, the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of the Company, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise (such obligations, to the extent not paid by the Company being included in the “Obligations”), and agrees to pay any and all costs, fees and expenses (including counsel fees and expenses) incurred by Ofir in enforcing any rights under the guaranty set forth herein.

3.2 Guaranty Absolute. Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Ofir with respect thereto. The obligations of Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such Obligations, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of Guarantor under this Guaranty constitutes a primary obligation, and not a contract of surety, and to the extent permitted by law, shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of the Note or any agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Note;

(c) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of the Company; or

(d) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Company that might otherwise constitute a defense available to, or a discharge of, the Company, including without limitation, any defense of DCI USA, Inc. to the payments due to the Company.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Ofir or any other entity upon the insolvency, bankruptcy or reorganization of the Company or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

3.3 Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Ofir exhaust any right or take any action against the Company or any other person or entity. Guarantor acknowledges that he will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3.3 is knowingly made in contemplation of such benefits. Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future.

3.4 Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Obligations and all other amounts payable under this Guaranty and the Note, (b) be binding upon Guarantor, his heirs, representatives, and permitted successors and assigns and (c) inure to the benefit of and be enforceable by Ofir and his successors, pledgees, transferees, representatives, heirs and assigns. Without limiting the generality of the foregoing clause, Ofir may pledge, assign or otherwise transfer all or any portion of his rights and obligations under this Guaranty (including, without limitation, all or any portion of its Note owing to it) to any other person or entity, and such other person and/or entity shall thereupon become vested with all the benefits in respect thereof granted Ofir herein or otherwise.

4. Miscellaneous.

4.1 Expenses. Guarantor shall pay to Ofir, on demand, the amount of any and all expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which Ofir may incur in connection with exercise or enforcement of any the rights, remedies or powers of Ofir hereunder or with respect to any or all of the Obligations.

4.2 Waivers, Amendment and Remedies. No course of dealing by Ofir and no failure by Ofir to exercise, or delay by Ofir in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of Ofir. No amendment, modification or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by Ofir, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of Ofir, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by Ofir from time to time in such order as he may elect.

4.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made hereunder.

To Ofir, to:

Jonathan Ilan Ofir
______________
______________
Fax: __________

To Guarantor, to:

_________
_________
_________
Fax:

Any party may change its address by written notice in accordance with this paragraph.

4.4 Term. Upon the payment in full of the Obligations, (i) this Guaranty shall terminate and (ii) Ofir will, upon Guarantor's request and at Guarantor's expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

4.5 Captions. The captions of Paragraphs, Articles and Sections in this Guaranty have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

4.6 Governing Law; Venue; Severability. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law. Any legal action or proceeding against Guarantor with respect to this Guaranty may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Guaranty, Guarantor hereby irrevocably accepts for himself and in respect of his property, generally and unconditionally, the jurisdiction of the aforesaid courts. Guarantor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Guaranty, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect. This Guaranty shall be deemed an unconditional obligation of Guarantor for the payment of money and, without limitation to any other remedies of Ofir, may be enforced against Guarantor by summary proceeding in the jurisdiction where enforcement is sought. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or the Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Guarantor irrevocably appoints the officers, directors and any agent for service of process of the Company as Guarantor’s true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Guarantor with the same force and validity as if served upon Guarantor.

4.7 Satisfaction of Obligations. For all purposes of this Guaranty, the payment in full of the Obligations shall be conclusively deemed to have occurred when the Obligations have been indefeasibly paid.

4.8 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Personal Guaranty, as of the date first written above.

“GUARANTOR”

/s/ Ofer Arbib
Ofer Arbib